UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 892-9080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Gamida Cell Ltd. (the “Company”) held a special general meeting of shareholders on May 19, 2023 (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved an amendment to the Company’s Articles of Association (the “Articles”), effective upon approval, to increase the Company’s authorized share capital from NIS 1,500,000, divided into 150,000,000 ordinary shares, to NIS 2,250,000, divided into 225,000,000 ordinary shares.

The foregoing description is qualified in its entirety by reference to the full text of the amended Articles of Association which is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above, the Company held the Special Meeting on May 19, 2023 to vote on the proposal pursuant the Company’s revised definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 9, 2023. Of the 83,764,890 ordinary shares outstanding as of the record date, 29,259,101 ordinary shares, or 34.94%, constituting a quorum, were present virtually or represented by valid proxy at the Special Meeting. Set forth below are the results of the matter submitted for a vote of shareholders at the Special Meeting, which required the approval of a majority of the voting power represented at the Special Meeting in person or by proxy and voting on the proposal.

Proposal No. 1: The proposal to approve the increase in the Company’s authorized share capital from NIS 1,500,000, divided into 150,000,000 ordinary shares to NIS 2,250,000, divided into 225,000,000 ordinary shares via the adoption of an amendment to Article 5.1.1 of the Company’s current Articles of Association was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
25,785,122	3,160,773	313,206	0

The results were in line with the recommendation made by the Company’s board of directors.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.
3.1	Amended and Restated Articles of Association of the Registrant, as currently in effect
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamida Cell Ltd.

Dated: May 19, 2023	By:	/s/ Josh Patterson
Josh Patterson
General Counsel

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